Supplement dated May 31, 2022
to the following initial summary prospectus(es):
Monument Advisor dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1.	The following Investment Portfolios are offered as investment options under the contract. The Current Expenses are updated as indicated below:

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Fund Platform Fee[1]	Current Expenses + Low Cost Fund Platform Fee	Average Annual Total Returns (as of 12/31/2021)
					1 year	5 year	10 year
Allocation	The Timothy Plan - Conservative Growth Portfolio Variable Series Investment Advisor: Timothy Partners, Ltd.	1.56%	0.00%	1.56%	7.92%	6.15%	5.36%
Allocation	The Timothy Plan - Strategic Growth Portfolio Variable Series Investment Advisor: Timothy Partners, Ltd.	1.38%	0.00%	1.38%	12.51%	7.76%	7.03%
2.	In Appendix A: More Information About the Investment Portfolios, all references to "Low Cost Fund Fee" or "Low Cost Sub-Account Fee" are revised to "Low Cost Fund Platform Fee".
3.	In Appendix A: More Information About the Investment Portfolios, footnote 1 to the table of Investment Portfolios is revised to state as follows:
[1]	Reflects the current Low Cost Fund Platform Fee. The maximum Low Cost Fund Platform Fee applicable for any Sub-account is 0.35%.
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